BLACKROCK LIQUIDITY FUNDS

TempFund

FedFund

T-Fund

Treasury Trust Fund

California Money Fund

New York Money Fund

(the “Funds”)

Supplement dated October 27, 2021 to the Select Shares Prospectus of the Funds,

dated February 26, 2021, as supplemented to date

As a result of certain changes to the transfer agency system used by the BlackRock Liquidity Funds, the Fund Codes for the various share classes of the Funds will be updated effective on or about November 8, 2021.

Consequently, effective on or about November 8, 2021 the following changes are made to the Funds’ Select Shares Prospectus:

The Select Share Fund Code table under “How to Contact BlackRock Liquidity Funds” is hereby deleted in its entirety and replaced with the following:

Select Shares	Fund Code
TempFund	0120
FedFund	0090
T-Fund	0038
Treasury Trust Fund	0015
California Money Fund	0067
New York Money Fund	0077

Shareholders should retain this Supplement for future references.

PRO-LIQ-SS-1021SUP